U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

November 13, 2019

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

RE:    Pacer Funds Trust (the “Trust”)

Dear Sir or Madam:

On behalf of the Trust, transmitted herewith for filing is a registration statement on Form N-14 (the “Registration Statement”). The Registration Statement contains a combination Prospectus and Proxy Statement that provides information to shareholders and solicits their approval of an Agreement and Plan of Reorganization to reorganize the CSOP FTSE CHINA A50 ETF, a series of CSOP ETF Trust, into the Pacer CSOP FTSE CHINA A50 ETF, a newly formed series of Pacer Funds Trust (the "Reorganization"). The Reorganization is expected to result in a change to the fund's investment adviser and portfolio management team, but no material changes to the fund's fees, expenses, investment objective, principal strategy, risks, or other policies.

The Registration Statement is being filed pursuant to Rule 488 under the Securities Act of 1933, as amended, and is expected to become effective thirty days from the date of filing.

If you have any questions regarding the enclosed, please do not hesitate to contact me at (414) 765‑6316 or alyssa.bernard@usbank.com or Michael D. Barolsky at (414) 765-5586 or michael.barolsky@usbank.com.

Sincerely,

/s/ Alyssa M. Bernard
Alyssa M. Bernard
Assistant Vice President
U.S. Bank Global Fund Services
as Administrator for the Trust